Following are the officers and directors of the Company which executed the indemnification agreement attached herein as exhibit 10.2:

        Robert J. Higgins, Chairman of the Board, President, CEO & Director Matthew H. Mataraso, Secretary and Director
        George W. Dougan, Director
        Charlotte G. Fischer, Director
        Isaac Kaufman, Director
        Edward W. Marshall, Jr., Executive Vice President-Operations
        John J. Sullivan, Senior Vice President, Chief Financial Officer Bruce J. Eisenberg, Senior Vice President-Real Estate
        Paul A. Cardinal, General Counsel
        Scott Schoendorf, Vice President-Management Information Systems



                    TRANS WORLD ENTERTAINMENT CORPORATION
                          INDEMNIFICATION AGREEMENT

        This  Indemnification  Agreement,  dated  as   of  May  1,  1995  (the
"Agreement"), is made by and between Trans World Entertainment Corporation, a New York corporation (the "Company"), and ______________ (the "Indemnitee").

    WHEREAS, the Indemnitee is currently serving as an officer or director of the Company and the Company wishes the Indemnitee to continue in such capacity; and

    WHEREAS, the Company believes that it is unfair for its directors and officers to assume the risk of huge judgments and other expenses which may occur in cases in which the director or officer received no personal profit and in cases where the director or officer was not culpable; and

    WHEREAS, the Company recognizes that the issues in controversy in litigation against a director or officer of a corporation such as the Company are often related to the knowledge of the essential facts and exculpating circumstances regarding such matters, and that the long period of time which usually elapses before the trial or other disposition of such litigation often extends beyond the time that the director or officer can reasonably recall such matters; and may extend beyond the normal time for retirement for such director or officer with the result that he, after retirement or in the event of his death, his spouse, heirs, executors or administrators, may be faced with limited ability and undue hardship in maintaining an adequate defense, which may discourage such a director or officer from serving in that position; and

    WHEREAS, based upon their experience as business managers, the Board of Directors of the Company has concluded that, to retain and attract talented and experienced individuals to take the business risks necessary for the success of the Company, it is necessary for the Company to contractually indemnify its directors and officers, and to assume for itself maximum liability for expenses and damages in connection with claims against such directors and officers in connection with their service to the Company, and has further concluded that the failure to provide such contractual indemnification could result in great harm to the Company and the Company's shareholders; and

    WHEREAS, the Board of Directors of the Company has adopted by-laws (the "By-Laws") providing for the indemnification of the officers and directors of the Company to the fullest extent permitted by the Business Corporation Law of the State of New York, as amended from time to time (the "BCL"); and

    WHEREAS,  in  recognition  of   the   Indemnitee's  need  for  substantial
protection against personal liability and the Indemnitee's reliance on the aforesaid By-Laws, and in part to provide the Indemnitee with specific contractual assurance that the protection promised by such By-Laws will be available to the Indemnitee (regardless of, among other things, any amendment to or revocation of such By-Laws or any change in the composition of the Company's Board of Directors of change of control of the Company), the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to the Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement; and

    WHEREAS, Section 721 of the BCL specifically provides that the indemnification provisions of the BCL are not exclusive and contemplates that agreements may be entered into between the Company and its directors or officers with respect to their indemnification, and this Agreement is entered into pursuant to such Section 721.

    NOW, THEREFORE, in consideration of the Indemnitee's service as an officer or director of the Company after the date hereof, the parties hereto agree as follows:

        1.  Certain Definitions.  In this Agreement, the following terms shall
            -------------------
have the meaning set forth below:

    "Board" shall mean the Board of Directors of the Company.

    "Change of Control" shall mean any of the following events as determined in good faith by the Indemnitee:

        (a) the merger or consolidation of the Company with, or the sale of all or substantially all of the assets of the Company to, any Person or entity or group of Persons or entities acting in concert; or

        (b) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

        (c) a Person or group of Persons acting in concert (other than a Permitted Holder) becomes the beneficial owner of 35% or more of the Voting Stock of the Company, unless at such time a Permitted Holder beneficially owns an amount of Voting Stock of the Company greater than the amount so held by such Person or group; or

        (d) a majority of the Board is replaced within any two-year period, excluding replacements due to resignations initiated by the incumbent Board or resignations due to the death or disability of any members of the incumbent Board.

    "Corporate Status" shall mean the status of a person who is or was a director, officer, employee, agent or fiduciary of the Company or of any other Enterprise which such person is or was serving at the request of, for the convenience of, or to represent the interests of the Company or a Subsidiary of the Company as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; or the status of a person who was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Company or a Subsidiary of the Company, or the status of a person who was a director, officer, employee or agent of another enterprise at the request of, for the convenience of, or to represent the interests of such predecessor corporation.

    "Dispute" shall mean any of the following events:

        (a) a determination is made pursuant to Section 4 that the Indemnitee is not entitled to indemnification under this Agreement;

        (b) the determination of entitlement to be made pursuant to Section 4 has not been made within 60 days after receipt by the Company of the request for indemnification; or

        (c) payment of indemnification or advancement of Expenses is not made pursuant to Section 6 within 20 days after receipt by the Company of a written request therefor.

    "Enterprise" shall mean the Company and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which the Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary.

    "Expenses" shall mean all direct and indirect costs of any type or nature whatsoever actually and reasonably incurred by the Indemnitee including but not limited to all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery fees, costs associated with the procurement of surety bonds or loans or other costs associated with the stay of a judgment, penalty or fine, and all other disbursements or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

    "Good Faith" shall mean the Indemnitee having acted in good faith for a purpose which he reasonably believed to be in, or, in the case of service for any other Enterprise, not opposed to, the best interests of the Company and, in criminal Proceedings, in addition, having had no reasonable cause to believe that his conduct was unlawful.

    "Indemnified Amounts" shall have the meaning set forth in Section 6.

    "Independent Counsel" shall mean a law firm that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or the Indemnitee in any matter or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement.

    "Non-Party Director" shall mean a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by the Indemnitee.

    "Permitted Holder" shall mean collectively Robert J. Higgins and his estate, spouse, his four children on the date hereof, his heirs, legatees, and legal representatives, and any bona fide trust of which one or more of the foregoing are the sole beneficiaries or the grantors thereof and over which trust one or more of the foregoing acts as trustee and possess the power to direct the management thereof.

    "Person" shall  mean  an  individual,  partnership,  corporation, trust or
unincorporated  organization,  and  a  government  or  agency   or   political
subdivision thereof.

    "Proceeding" shall include any action (including an action by or in the right of the Company), suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other actual, threatened or completed proceeding whether civil, criminal, administrative or investigative, other than one initiated by the Indemnitee.

    "Subsidiary" shall mean, for the purpose of this Agreement, any corporation of which more than 50% of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more other subsidiaries of the Company, or by one or more other subsidiaries of the Company.

    "Voting Stock" shall mean securities or other interests which entitle the holders thereof ordinarily, in the absence of contingencies, to elect the directors of the Company (or Persons performing similar functions).

        2.  Agreement to Serve.  The Indemnitee agrees to serve or continue to
            ------------------
serve as agent of the Company, at its will (or under separate agreement, if such agreement exists), in the Corporate Status that the Indemnitee currently serves as an agent of the Company, so long as he is duly appointed or elected and qualified in or until such time as he tenders his resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right to continued employment by the Indemnitee.

        3.  Indemnity.  (a) General.   In  connection with any Proceeding, the
            ---------       -------
Company hereby agrees to indemnify and advance Expenses to the Indemnitee in accordance with the terms of this Agreement to the fullest extent permitted by the BCL as in effect on the date hereof and to such greater extent as the BCL may thereafter from time to time permit. The right to indemnification or advancement of Expenses under this Agreement is intended to be retroactive and shall be available with respect to Proceedings which relate to events occurring prior to the effective date of this Agreement.

    (b) Third Party Actions.  The  Company  hereby agrees to indemnify, defend
        -------------------
and hold the Indemnitee harmless from and against all Expenses, judgments, penalties, fines (including excise taxes assessed on the Indemnitee with respect to an employee benefit plan) and amounts paid in settlement incurred by, or on behalf of, the Indemnitee if, by reason of the Indemnitee's Corporate Status, the Indemnitee is, or is threatened to be made, a party to any Proceeding other than an action by or in the right of the Company, or any related claim, issue or matter therein, provided that the Indemnitee acted in Good Faith.

    (c) Indemnification of a Party who  has  a  Successful  Defense.   If  the
        -----------------------------------------------------------
Indemnitee is, by reason of the Indemnitee's Corporate Status, a party to and is successful on the merits or otherwise in any Proceeding involving an action by or in the right of the Company, then the Company shall indemnify the Indemnitee to the maximum extent permitted by the BCL as in effect on the date hereof and to such greater extent as the BCL may thereafter from time to time permit, from and against all Expenses, judgments, penalties, fines, and amounts paid in settlement actually incurred by or on behalf of the Indemnitee in connection therewith. The termination of any claim, issue or matter in such Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter, provided that there is a finding (either adjudicated or pursuant to Section 4 or 7) that the Indemnitee acted in Good Faith and is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as a court of competent jurisdiction deems proper.

    (d) Indemnification of Witnesses.  Notwithstanding any other provision  of
        ----------------------------
this Agreement, to the extent that the Indemnitee is by reason of the Indemnitee's current or former Corporate Status a witness in any Proceeding, the Indemnitee shall be indemnified to the maximum extent permitted by the BCL as in effect on the date hereof and to such greater extent as the BCL may thereafter from time to time permit against all Expenses incurred by or on behalf of the Indemnitee in connection therewith.

        4.  Procedures for  Determination  of  Entitlement to Indemnification.
            -----------------------------------------------------------------
(a) Initial Request.  To obtain  indemnification  under  this  Agreement,  the
    ---------------
Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary for the purpose of determining whether and to what extent the Indemnitee is entitled to indemnification.

    (b) Method  of  Determination.   A  determination  with  respect  to  the
         -------------------------
Indemnitee's entitlement to indemnification shall be made as follows:

        (i) If a Change of Control has occurred, unless the Indemnitee shall, in the Indemnitee's sole discretion, request in writing that such determination be made in accordance with clause (ii) of this
        Section 4(b), the determination shall be made by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the Indemnitee;

        (ii) If a Change of Control has not occurred, subject to Section 4(d), the determination shall be made by the Board acting by a majority vote of a quorum consisting of Non-Party Directors. In the event that a quorum consisting of Non-Party Directors is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, the determination shall be made by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the Indemnitee.

    (c) Selection, Payment, Discharge  of  Independent  Counsel.  In the event
        -------------------------------------------------------
the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 4(b), the Independent Counsel shall be selected, paid, and discharged in the following manner:

        (i) If a Change of Control has not occurred, the Independent Counsel shall be selected by the Board, and the Company shall give written notice to the Indemnitee advising the Indemnitee of the identity of the Independent Counsel which has been selected.

        (ii) If a Change of Control has occurred, the Independent Counsel shall be selected by the Indemnitee and the Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel which has been selected.

        (iii) Following the initial selection described above, the Indemnitee or the Company, as the case may be, may, within seven days after such written notice of selection has been given, deliver to the other party a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel selected does not meet the requirements of "Independent Counsel" (as defined in Section 1), and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person, persons or entity selected shall act as Independent Counsel. If such written objection is made, the Independent Counsel selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit.

        (iv) Either the Company or the Indemnitee may petition any court of competent jurisdiction if the parties have been unable to agree on the selection of Independent Counsel within 20 days after submission by the Indemnitee of a written request for indemnification pursuant to
        Section 4(a). Such petition may request a determination as to whether an objection to the party's selection is without merit or seek the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate. A person so appointed shall act as Independent Counsel under Section 4(b).

        (v) The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to this Agreement, and the Company shall pay all reasonable fees and expenses incident to the procedures of this
        Section 4(c), regardless of the manner in which such Independent Counsel was selected or appointed.

        (vi)  Upon the due commencement of any judicial proceeding pursuant to
        Section 7, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

    (d) Cooperation.  The Indemnitee shall cooperate with the person, persons
        -----------
or entity making the determination with respect to the Indemnitee's entitlement to indemnification under this Agreement, including providing to such person, persons or entity, upon reasonable advance request, any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to the Indemnitee and reasonably necessary to such determination. Any expenses and costs (including attorney's fees and expenses) incurred by the Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to the Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold the Indemnitee harmless therefrom.

    (e) Exceptions.    Any   other   provision   herein   to   the  contrary
        ----------
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

        (i) Claims Initiated by Indemnitee.  To indemnify or  advance Expenses
        ----------------------------------
to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense unless: (A) such indemnification is expressly required to be made by law, (B) the proceeding was authorized by the Board, (C) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the BCL or (D) the proceeding is brought to establish or enforce a right to indemnification under this Agreement, subject to Section 7 hereof, or any other statute or law or otherwise as required under Section 722 of the BCL; or

        (ii) Unauthorized Settlements.  To indemnify the Indemnitee under this
        -----------------------------
Agreement for any amounts paid in settlement of a Proceeding unless the Company consents to such settlement, which consent shall not be unreasonably withheld.

        5.  Advancement  of Expenses.  The Company  shall advance all Expenses
            -------------------------
which by reason of the Indemnitee's Corporate Status were incurred by or on behalf of the Indemnitee in connection with any Proceeding prior to the final disposition of such Proceeding, upon the receipt of an undertaking by or on behalf of the Indemnitee to repay such amount if, or to the extent that, it shall ultimately be determined (either by adjudication or pursuant to Section 4 or 7) that he is not entitled to be indemnified by the Company pursuant to this Agreement. Any advance and undertaking to repay pursuant to this Section 5 shall be unsecured and interest-free.

        6.  Payment of Indemnity Claims.  Any amounts which the Indemnitee may
            ---------------------------
claim hereunder, including Expenses (the "Indemnified Amounts"), shall be paid promptly and in no event later than 20 days after the receipt by the Company of a written request therefor by the Indemnitee. In making any written request for Indemnified Amounts, the Indemnitee shall submit to the Company an itemized list setting forth in detail the dollar amount expended or incurred or expected to be expended for each Indemnified Amount. Each such listing of Indemnified Amounts shall be supported by the bills, agreements or other documentation relating thereto, each of which shall be appended to the itemized list as an exhibit. In addition, any request for advancement of Expenses shall be accompanied by an undertaking of the Indemnitee as provided in Section 5.

        7.  Remedies of Indemnitee.  (a) Adjudication.   In  the  event  of  a
            ----------------------       ------------
Dispute, the Indemnitee shall be entitled to an adjudication in an appropriate court of competent jurisdiction of the Indemnitee's entitlement to such indemnification or advancement of Expenses. Alternatively, the Indemnitee, at the Indemnitee's option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration
Association. The Indemnitee shall commence such proceeding seeking an adjudication within 180 days following the date on which the Indemnitee first had the right to commence such proceeding pursuant to this Section 7. The Company shall not oppose the Indemnitee's rights to seek any such adjudication or award in arbitration. In any such proceeding or arbitration, all of the provisions of Section 8 shall apply.

    (b) De Novo Review.  In the event that a  determination  shall  have  been
        --------------
made pursuant to Section 4 that the Indemnitee is not entitled to indemnification hereunder, any judicial proceeding or arbitration commenced pursuant to this Section 7 shall be conducted in all respects as a de novo
                                                                      --------
trial or arbitration on the merits and the Indemnitee shall not be prejudiced by reason of that adverse determination.

    (c) Company Bound.  In the event that a determination shall have been made
        -------------
that the Indemnitee is entitled to indemnification hereunder, the Company shall be bound by such determination in any judicial proceeding or arbitration absent: (i) a misstatement by the Indemnitee of a material fact, or an omission of a material fact, necessary to make the Indemnitee's statement not materially misleading, in connection with the request for indemnification, or
(ii) a final decision by a court having jurisdiction in the matter that such indemnification is unlawful.

    (d) Expenses of Adjudication.  In the  event that the Indemnitee, pursuant
        ------------------------
to this Section 7, seeks a judicial adjudication to enforce the Indemnitee's rights under, or to recover damages for breach of, this Agreement, the
Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses incurred by the Indemnitee in such adjudication or arbitration, but only if the Indemnitee prevails therein. If it shall be determined in such adjudication that the Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the Expenses incurred by the Indemnitee in connection with such adjudication or arbitration shall be appropriately pro-rated.

        8.  Presumptions and Effect of Certain Proceedings.
            ----------------------------------------------

    (a) Burden  of  Proof.   In   making  a  determination   with  respect  to
        -----------------
entitlement to indemnification hereunder, the Person or Persons or entity making such determination shall presume that the Indemnitee is entitled to indemnification under this Agreement and the Company shall have the burden of proof to overcome that presumption in connection with the making by any Person, Persons or entity of any determination contrary to that presumption.

    (b) Effect of Other Proceedings.  The termination  of any Proceeding or of
        ---------------------------
any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not of
                              ---------------
itself  create  a  presumption  that the Indemnitee did not act in Good Faith.

    (c) Reliance as Safe Harbor.  For purposes of any  determination  of  Good
        -----------------------
Faith, the Indemnitee shall be deemed to have acted in Good Faith if the Indemnitee's action is based in good faith reliance on the records or books of account of the Enterprise including financial statements, or on information supplied to the Indemnitee by the officers of the Enterprise in the course of their duties or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise. The provisions of this
Section 8(c) shall not be deemed to be exclusive or to limit in any respect the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

    (d) Actions of Others.  The  knowledge or actions or failure to act of any
        -----------------
director, officer, agent, fiduciary or employee of the Enterprise shall not be imputed to the Indemnitee for purposes of determining the right to indemnification under this Agreement.

        9.  Notification and Defense of Claim.  The Indemnitee agrees promptly
            ---------------------------------
to notify the Company upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter in respect of which indemnification or advancement of Expenses may be sought hereunder, describing in reasonable detail, if known, the facts pertaining thereto and the amount or an estimate of the amount of the liability arising therefrom. The Company shall have the right to participate in, assume any defense of, and control any such Proceeding relating to an asserted liability at its own expense. If the Company elects to assume or participate in such defense or to pay or compromise any asserted liability, it shall promptly notify the Indemnitee of its intent to do so. If the Company elects to assume such defense, the Company shall not be liable to the Indemnitee for any legal fees incurred by the Indemnitee after notification by the Company of such assumption unless: (i) the employment of counsel by the Indemnitee has been authorized in writing by the Company,
(ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of such defense, or (iii) the Company shall not in fact have employed counsel to assume such defense, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the Company. If the Company elects not to assume or participate in such defense, the Indemnitee may pay, settle, or assume such defense; provided that the Indemnitee may not pay, settle or
                        --------
compromise any claim without the prior written consent of the Company, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the Company may not settle or compromise any claim over the objection of the Indemnitee if such settlement or compromise would result in the incurrence of any liability by the Indemnitee for which no indemnification is provided hereunder. Whether or not the Company chooses to defend any claim, the parties hereto shall fully cooperate in the defense thereof and shall furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals, as may be reasonably requested in connection therewith.

        10. Amendments;  Waiver.   No  supplement,  modification,   amendment,
            -------------------
termination or cancellation of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof nor shall such waiver constitute a continuing waiver.

        11. Subrogation;  Duplicative  Payment.  (a) In  the event  of payment
            ----------------------------------
under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all instruments and documents required and shall do everything that may be necessary to secure such rights, including the execution of such instruments and documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

    (b) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

        12. Binding Effect; Survival.  (a) This  Agreement  shall  be  binding
            ------------------------
upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company, and the heirs, executors and administrators of the Indemnitee.

    (b) All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is an agent of the Company and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that indemnitee was serving in the capacity referred to herein.

    (c) The Company shall require any successor to the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

        13. Non-exclusivity.    The   provisions   for   indemnification   and
            ---------------
advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law (including the BCL), the Company's charter or By-Laws, the vote of the Company's shareholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and to action in another capacity while occupying his position as an agent of the Company, and the Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

<PAGE
        14. Notices.   For purposes  of this Agreement,  notices and all other
            -------
communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

        If to the Company to:

            Trans World Entertainment Company
            38 Corporate Circle
            Albany, New York  12203

            Attention:  President

        with copies to:

            Matthew Mataraso, Esq.
            111 Washington Avenue
            Albany, New York  12210

        If to the Indemnitee, to the address shown under the Indemnitee's signature below,

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that change of addresses shall be effective only upon receipt.

        15. Counterparts.  This  Agreement  may  be executed  in counterparts,
            ------------
each of which shall be deemed to be an original but both of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

        16. Severability.    The   provisions  of  this  Agreement  shall   be
            ------------
severable in the event that any of the provisions hereof (including any provision within a single Section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

        17. Liability Insurance.  (a) The  Company hereby covenants and agrees
            -------------------
that, so long as the Indemnitee continues in his Corporate Status with the Company, the Indemnitee shall be named as an insured on any directors and officers' liability insurance ("D&O Insurance") then in force and effect. The Company shall provide the Indemnitee the same rights and benefits accorded to the most favorably insured of the Company's directors, if the Indemnitee is a Director; or of the Company's officers if the Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, if the Indemnitee is not a director or officer but is a key employee.

    (b) The Company shall use its best efforts to establish and maintain D&O Insurance in reasonable amounts from established and reputable insurers, but the Company's obligation shall not be enforceable against it if the Company determines in good faith that such insurance is not reasonably available, that the premium costs for such insurance are disproportionate to the amount of coverage provided or to the premiums paid by other corporations similarly situated, that the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or that the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company or other party. The Company shall be under no obligation to notify the Indemnitee that D&O Insurance may not be in force at any particular time.

        18. Governing Law.  This Agreement shall be governed by and  construed
            -------------
and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed in such State.

        19. Entire  Agreement.    This   Agreement   constitutes  the   entire
            -----------------
agreement and understanding between the parties hereto in reference to all matters herein agreed upon. This Agreement replaces in full all prior indemnification agreements or understandings of the parties hereto, and any and all such prior agreements or understandings are hereby rescinded by mutual agreement; provided that nothing in this Section shall be deemed to replace or
           --------
limit any rights to which the Indemnitee may be entitled under the Company's charter or By-Laws.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                Trans World Entertainment Corporation



                                By: /s/Robert J. Higgins
                                   ---------------------------------------
                                  Robert J. Higgins, Chairman of the
                                  Board and Chief Executive Officer


                                            INDEMNITEE


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                Address:        ------------------------------------------

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